Exhibit 99.1














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                         FIRST AMENDMENT
                               TO
               NONQUALIFIED STOCK OPTION AGREEMENT

                     Option No. 2003-NSO-026
                   Granted:  December 17, 2003


     First Amendment to Nonqualified Stock Option Agreement (this
"First  Amendment") dated as of December 29, 2006 by and  between
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Coast  Financial  Holdings,  Inc.,  a  Florida  corporation  (the
"Corporation"), and Paul G. Nobbs  (the "Optionee").
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                            PREAMBLE

     WHEREAS, pursuant to an Nonqualified Stock Option Agreement, dated as of December 17, 2003 ("Option Agreement"), the Optionee
                                 ----------------
was granted options (Option No. 2003-NSO-026) to purchase shares of common stock, $5.00 par value per share, of the Corporation under the terms and conditions set forth therein and under the Coast Financial Holdings, Inc. 2003 Amended and Restated Stock Option Plan (the "2003 Plan");
                  ---------

     WHEREAS, the Optionee, a director of both the Corporation and its wholly-owned subsidiary, Coast Bank of Florida (the "Bank"), has tendered his resignation from his director positions
 ----
with the Corporation and the Bank, under the terms of his Option Agreement the options granted thereunder are scheduled to terminate three months following the date of such resignation;

     WHEREAS, the Corporation desires to revise the terms of the Option Agreement so that such options do not terminate prior to their stated expiration date due to the Optionee's resignation;
and

     WHEREAS, the parties here to now desire to amend the  Option
Agreement on the terms and conditions set forth herein for the purpose of making certain mutually agreed revisions to the Option
Agreement;

     NOW, THEREFORE, in consideration of the above and the mutual representations, warranties, covenants, and agreements herein contained, the parties hereby agree as follows:

     1.   Amendments to the Option Agreement.  Section 3  of  the
Option Agreement is hereby amended by deleting Section 3(c) thereof in its entirety.

     2. Defined Terms. All terms which are capitalized but are not otherwise defined herein shall have the meanings ascribed to them in the Option Agreement.

     3. Inconsistent Provisions. All provisions of the Option Agreement which have not been amended by this First Amendment shall remain in full force and effect. Notwithstanding the foregoing to the contrary, to the extent that there is any inconsistency between the provisions of the Option Agreement and the provisions of this First Amendment, the provisions of this First Amendment shall control and be binding.

     4. Counterparts. The First Amendment may be executed in one or more counterparts, all of which taken together shall constitute a single instrument. Execution and delivery may be by facsimile transmission.



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     IN  WITNESS  WHEREOF, each of the parties  has  caused  this
First Amendment to be executed on its behalf by their respective officers thereunto duly authorized, all as of the date first written above.



                    COAST FINANCIAL HOLDINGS, INC.



                    By:  /s/ Michael T. Ruffino
                         ________________________________________
                    Name:  Michael T. Ruffino
                    Title: Chairman of the Compensation Committee

      The Optionee acknowledges receipt of a copy of the 2003 Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this revised Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

Dated: December 29, 2006         OPTIONEE: /s/ Paul G. Nobbs
       _________________                   ___________________
                                           Paul G. Nobbs












Signature Page to Amendment No. 1
to 2003 Nonqualified Stock Option Agreement
Originally Dated December 17, 2003



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